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                                                                   EXHIBIT 10.16

                              FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("this Amendment") is made and entered into as of the 16th day of October, 1995, by and among SHAWMUT CAPITAL CORPORATION, a Connecticut corporation, successor by assignment to Barclays Business Credit, Inc. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE AUSTRALIA PTY LIMITED, a New South Wales, Australia corporation ("Lowrance Australia") (ACN 050 050 612), LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts") and SEA ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI, Lowrance Australia and Lowrance Contracts are herein individually and collectively called "Original Borrower"; Original Borrower and Sea Electronics are herein individually and collectively called "Borrower").

                                    RECITALS

      A. Original Borrower and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993 (the "Loan Agreement").

      B. Original Borrower and Lender desire to amend the Loan Agreement and the Other Agreements as hereinafter set forth in order to, among other things, include Sea Electronics as a borrower thereunder.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

      1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   Amendments

      2.01 Amendment to Section 1.1; Amendment of Certain Definitions. Effective as of the date hereof, the definitions of "Bank", "Base Rate", "Deed of Covenant to Pay", "Domestic Borrowers", "Loans", "Notes", "Other Agreements", "Revolving Credit Note", "Stock Pledge Agreement" and "Term Note" contained in Section 1.1 of the Loan Agreement are hereby deleted in their entirety, and the following shall be substituted therefor:

            "Bank - Shawmut Bank Connecticut, N.A."

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            "Base Rate - the rate of interest generally announced or quoted by
      Bank from time to time as its base rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and if such base rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate."

            "Deed of Covenant to Pay - the Deed of Covenant to Pay executed by the Domestic Borrowers (other than Sea Electronics) on or about the Closing Date.

            "Domestic Borrowers - collectively, Lowrance, LEI, Lowrance Contracts and Sea Electronics."

            "Loans - all loans and advances made by Lender pursuant to this Agreement, including, without limitation, all Revolving Credit Loans, the Term Loan, the Equipment Loans, each payment made pursuant to a guaranty of a foreign currency purchase contract, and each payment made pursuant to a Letter of Credit."

            "Notes - the Term Note, the Equipment Notes and the Revolving Credit Notes."

            "Other Agreements - any and all agreements, instruments and documents (other than this Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower and delivered to Lender in respect to the transactions contemplated by this Agreement, including, without limitation, the Term Note, the Equipment Notes, the Revolving Credit Notes and the Deed of Covenant to Pay."

            "Revolving Credit Notes - collectively, the Amended and Restated Revolving Credit Notes to be executed on or about the date of the First Amendment Agreement by Borrower in favor of Lender, each in the principal amount of $13,250,000 to evidence the Revolving Credit Loans, which shall be in the form of Exhibit A-2 attached hereto."

            "Stock Pledge Agreement - the Amended and Restated Stock Pledge Agreement to be executed by Lowrance on or about the date of the First Amendment Agreement in favor of Lender by which Lowrance shall grant to Lender a first priority security interest in all of the issued and outstanding shares of capital stock of LEI, Lowrance Contracts, Sea Electronics, Lowrance Electronics Deutschland GmbH and Electronica Lowrance De Mexico S.A. De C.V. owned by Lowrance as security for the obligations of Lowrance under this Agreement.

            "Term Note - the Amended and Restated Secured Term Note to be executed by Borrower in favor of Lender on or about the date of the First Amendment Agreement to evidence the Term Loan, which shall be in the form of Exhibit A-1 attached hereto."

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      2.02. Amendment to Section 1.1; Addition of Certain Definitions. Effective
as of the date hereof, Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

      "Equipment Loan - the Loans to be made by Lender to Borrower pursuant to
      Section 2.2(B) of this Agreement."

      "Equipment Note - each Equipment Promissory Note to be executed by Borrower in favor of Lender as provided in Section 2.2(B) of the Agreement, which shall be in the form of Exhibit A-3 to this Agreement."

      "First Amendment Agreement - the First Amendment to Loan and Security Agreement, dated as of October 16, 1995, by and between Lender and Borrower."

      "Rate Reduction Event - Borrower's Consolidated Tangible Net Worth, at July 31, 1996, shall be equal to or in excess of $14,215,000 as reflected in the financial statements required to be delivered by Borrower to Lender in accordance with Section 9.1(J)(i) of this Agreement."

      "Sea Electronics - Sea Electronics, Inc., an Oklahoma corporation."

      "Termination Amount - at any date means the sum of (a) the amount of the Term Loans and Equipment Loans then outstanding, plus (b) the face amount of all Credit Enhancements then outstanding, plus (c) the Revolving Credit Commitment at such date."

      2.03 Amendment to Section 1.5. Effective as of the date hereof, Section
1.5 of the Loan Agreement is hereby deleted in its entirety, and the following shall be substituted therefor:

            "1.5 Borrower. All references to "Borrower" herein shall refer to and include each of Lowrance, LEI, Lowrance Australia, Lowrance Contracts and Sea Electronics. Except as otherwise provided herein, all representations contained herein shall be deemed individually made by each "Borrower" and each of the covenants, agreements, and obligations set forth herein shall be deemed to be the joint and separate covenants, agreements, and obligations of the Borrowers. For purposes of Section 11.1 of this Agreement, references to the "Borrower" shall be deemed to mean and include each of Lowrance, LEI, Lowrance Australia, Lowrance Contracts and Sea Electronics or all of them. Any notice, request, consent, report or other information or agreement delivered to Lender by any Borrower shall be deemed to be ratified by, consented to, and also delivered by the other Borrowers. Lowrance, LEI, Lowrance Australia, Lowrance Contracts and Sea Electronics, each recognize and agree that each covenant and agreement of "Borrower" or "Borrowers" in this Agreement and in the Other Agreements shall create a joint and several obligation of such entities, which may be enforced against such entities jointly, or each entity separately. Without limiting the terms of this Agreement, and the Other Agreements, the security interests granted under this

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      Agreement and the Security Documents in properties, assets and collateral of the "Domestic Borrowers" shall include and extend to the properties, interests, assets, and collateral of such entities, and any of them. Similarly, the term "Obligations" shall include, without limitation, all or any of them, to Lender, whether such obligations, limitations, and indebtedness shall be joint, several, joint and several, or individual."

      2.04 Addition to Section 1.6. Effective as of the date hereof, the Loan Agreement is hereby amended to include a new Section 1.6, which shall read in its entirety as follows:

            "1.6 Sea Electronics. Notwithstanding any other provision of this Agreement, the Revolving Credit Notes or the Term Note to the contrary, it is hereby agreed that Sea Electronics is not assuming payment of the unpaid balance of the Obligations arising under the Revolving Credit Notes and the Term Note which was incurred by Lowrance, LEI, Lowrance Australia and/or Lowrance Contracts pursuant to Loan Documents prior to the date of the First Amendment Agreement (collectively, the "Lowrance Obligations"). However, the parties hereto agree and acknowledge that the preceding sentence shall not (i) limit any contingent liability of Sea Electronics for payment of any of the Lowrance Obligations which arises pursuant to that certain Unconditional Guaranty dated as of the date of the First Amendment Agreement executed by Sea Electronics for the benefit of Lender (as amended, the "Sea Electronics Guaranty"), or (ii) limit the liens in favor of Lender granted by Sea Electronics against the assets of Sea Electronics as a result of Sea Electronics becoming an additional named "Borrower", which liens shall secure payment of all of Sea Electronics' Obligations to Lender whether arising in connection with this Agreement, the Sea Electronics Guaranty or otherwise, whether currently existing or hereafter arising. Solely for purposes of determining on or after the date hereof which outstanding Obligations constitute Lowrance Obligations, all payments received by Lender on account of the Obligations shall be deemed to be applied first in payment of the Lowrance Obligations which arose under the Revolving Credit Notes, then to the other Lowrance Obligations until such time as the Lowrance Obligations shall have been reduced to zero, and thereafter to the other Obligations as hereinafter set forth."

      2.05 Amendment to Section 2.1(B)(i). Effective as of the date hereof,
Section 2.1(B)(i) is hereby deleted in its entirety, and the following shall be substituted therefor:

      "(i) the aggregate outstanding amount of all Revolving Loans advanced against Eligible Accounts and Eligible Inventory of LEI, Lowrance Contract and Sea Electronics shall not exceed $500,000 at any time;".

      2.06 Amendment to Section 2.1(B)(v). Effective as of the date hereof,
Section 2.1(B)(v) of the Loan Agreement is hereby amended by deleting therefrom the reference to the dollar amount "$1,000,000" and substituting in lieu thereof the dollar amount "$3,000,000".

      2.07 Amendment to Section 2.2. Effective as of the date hereof, Section
2.2 of the Loan Agreement is hereby deleted in its entirety, and the following shall be substituted therefor:

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

      "2.2 Term Loan and Equipment Loans.

            (A) Term Loan. Borrower hereby represents and warrants that on December 15, 1993, Lender made a term loan to Borrower in the principal amount of $3,500,000 (the "Existing Term Loan"), which Existing Term Loan is repayable in accordance with the terms of that certain secured promissory note dated December 15, 1993, executed by Borrower and payable to the order of Lender. Borrower further represents and warrants that as of the date of the First Amendment Agreement, the aggregate unpaid principal balance of Existing Term Loan is $1,990,326, and such amount is unconditionally owed by Borrower to Lender without offset, defense or counterclaim of any kind, nature or description whatsoever. Subject to the terms and conditions of the First Amendment Agreement, Borrower and Lender hereby agree that (i) on the date of the First Amendment Agreement, Lender shall make an additional term loan to Borrower in the amount of $1,509,674, the proceeds of which shall be used by Borrower solely to finance its seasonal working capital needs, and (ii) such additional term loan and the Existing Term Loan shall be combined into a single term loan of $3,500,000 (the "Term Loan"), which shall be repayable in accordance with the terms of the Term Note and shall be secured by the Collateral.

            (B) Equipment Loans - Lender agrees that it will, from time to time during the term hereof so long as no Default or Event of Default exists, make Loans to Borrower to finance Borrower's purchase of Equipment for use in Borrower's business; provided, however, that no Equipment Loan may exceed 100% of the actual cost (exclusive of taxes, transportation and shipping charges and installation, make-ready fees or expenses) of such Equipment. All such Equipment Loans shall be in such amounts as may be mutually agreed upon, but in no event to be less than $100,000.00 each, or to exceed in the aggregate during the term hereof $750,000.00. The Equipment Loans shall be secured by the Collateral, and shall bear interest at the rate specified in Section 3.1(A) hereof. Prior to funding of an Equipment Loan, Borrower will execute and deliver to Lender an Equipment Note to evidence the applicable Equipment Loan. Each Equipment Loan will be repayable in monthly principal installments calculated on an five-year amortization, beginning the month after the funding of such Equipment Loan. Each Equipment Loan will mature simultaneously with the termination of the Revolving Credit Loans. Accrued interest on each Equipment Loan will be payable monthly, beginning the month after the funding of such Equipment Loan.

            (C) Mandatory Prepayments. If Borrower sells any of its Equipment or real Property, the proceeds of which exceed $25,000 in the aggregate during any fiscal year of Borrower, or if any of the Collateral is taken by condemnation, Borrower shall pay to Lender, unless otherwise agreed by Lender, as and when received by Borrower and as a mandatory prepayment of the Term Loan (or, at Lender's option, such of the other Obligations as Lender may elect), a sum equal to the proceeds received by Borrower from such sale or condemnation or at Borrower's option, Borrower may use the proceeds from

                                        5

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      Equipment sales to acquire replacement Equipment in accordance with
      Section 7.4 of this Agreement."

      2.08 Amendment to Section 3.1(A). Effective as of the date hereof, Section 3.1(A) of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following two sentences in lieu thereof:

            "Outstanding principal on the Loans shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an "Applicable Annual Rate"): (i) the Term Loan shall bear interest at a fluctuating rate per annum equal to 1.50% above the Base Rate, (ii) the Equipment Loans shall bear interest at a fluctuating rate per annum equal to 1.50% above the Base Rate and (iii) the Revolving Credit Loans shall bear interest (a) prior to the occurrence of the Rate Reduction Event, at a fluctuating rate per annum equal to 0.75% above the Base Rate and (b) after the occurrence of the Rate Reduction Event (if applicable), at a fluctuating rate per annum equal to 0.50% above the Base Rate. Each Applicable Annual Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective."

      2.09 Amendment to Section 3.1(J)(i)(b). Effective as of the date hereof,
Section 3.1(J)(i)(b) of the Loan Agreement is hereby amended by deleting therefrom the reference to the percentage "3.00%" and substituting in lieu thereof the percentage "2.50%."

      2.10 Amendment to Section 3.2. Effective as of the date hereof, Section
3.2 of the Loan Agreement is hereby deleted in its entirety, and the following shall be substituted therefor:

            "3.2. Term of Agreement. Subject to Lender's right to cease making Loans to Borrower at any time upon or after the occurrence of a Default or Event of Default, (a) this Agreement shall be in effect, through and including December 31, 1998 (the "Original Term"), and (b) unless terminated by either party upon at least 180 days notice to the other party prior to the end of the Original Term, this Agreement shall automatically renew for an additional one year period, through and including December 31, 1999 (the "Renewal Term"). Notwithstanding anything herein to the contrary, Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default."

      2.11 Amendment to Section 3.3(A). Effective as of the date hereof, Section 3.3(A) of the Loan Agreement is hereby deleted in its entirety, and the following shall be substituted therefor:

            "(A) Borrower may terminate Lender's agreement to make Equipment Loans and the Term Loan at any time, without premium or penalty. Further, Borrower may prepay the Equipment Loans and the Term Loan at any time during the term of this Agreement, in whole or in part, without premium or penalty, but any portions so prepaid may not be reborrowed. However, if Borrower chooses to terminate the Revolving Credit Commitment and this Agreement in its entirety, Borrower shall give Lender at least 30 days prior written notice thereof, and, on the designated termination date, all of the Obligations shall become due and payable in immediately available funds. At the effective date of any such termination of the Revolving Credit Commitment and this Agreement, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (i) 1.0% of the Termination Amount if such termination occurs during the period from October 16, 1995 through December 31, 1996; and (ii) 0.67% of the Termination Amount if such termination occurs during the period from January 1, 1997 through December 31, 1997. If termination occurs after December 31, 1997, no termination charge shall be payable."

      2.12 Amendment to Section 9.3(A). Effective as of the date hereof, Section 9.3(A) of the Loan Agreement is hereby amended by deleting therefrom the reference to the dollar amount "$9,500,000" and substituting in lieu thereof the dollar amount "$10,300,000."

      2.13 Amendments to Other Loan Documents. Effective as of the date hereof, all references in the Loan Documents to "Barclays Business Credit, Inc." shall be deemed references to "Shawmut Capital Corporation" and all references therein to "Barclays" shall be deemed references to "Shawmut".

      2.14 Exhibit A-1 - Form of Term Note. Effective as of the date hereof, all references in the Loan Agreement to Exhibit A-1, which is the form of the Term Note, shall be deemed references to the Exhibit A-1 which is attached hereto as Annex A.

      2.15 Exhibit A-2 - Form of Revolving Credit Notes. Effective as of the date hereof, all references in the Loan Agreement to Exhibit A-2, which is the form of Revolving Credit Note, shall be deemed references to the Exhibit A-2 which is attached hereto as Annex B.

      2.16 Exhibit A-3 - Form of Equipment Note. Effective as of the date hereof, a new Exhibit A-3 is hereby added to the Loan Agreement, which Exhibit A-3 shall be the form of the Equipment Note and shall be in the form of Annex C attached hereto.

      2.17 Exhibit B - Borrower's Business Locations. Effective as of the date hereof, all references in the Loan Agreement to Exhibit B, which is entitled "Borrower's Business Locations", shall be deemed references to the Exhibit B which is attached hereto as Annex D.

      2.18 Exhibit D - Jurisdiction of Organization and Qualification. Effective as of the date hereof, all references in the Loan Agreement to Exhibit D, which is entitled "Jurisdiction of Organization and Qualification", shall be deemed references to the Exhibit D which is attached hereto as Annex E.

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      2.19 Exhibit E - Corporate Names. Effective as of the date hereof, all references in the Loan Agreement to Exhibit E, which is entitled "Corporate Names", shall be deemed references to the Exhibit E which is attached hereto as Annex F.

      2.20 Exhibit F - Patents, Trademarks, Copyrights, and Licenses. Effective as of the date hereof, all references in the Loan Agreement to Exhibit F, which is entitled "Patents, Trademarks, Copyrights, and Licenses", shall be deemed references to the Exhibit F which is attached hereto as Annex G.

      2.21 Exhibit G - Capital Structure. Effective as of the date hereof, all references in the Loan Agreement to Exhibit G, which is entitled "Capital Structure", shall be deemed references to the Exhibit G which is attached hereto as Annex H.

      2.22 Exhibit I - Litigation. Effective as of the date hereof, all references in the Loan Agreement to Exhibit F, which is entitled "Litigation", shall be deemed references to the Exhibit G which is attached hereto as Annex I.

      2.23 Exhibit J - Property Owned or Leased by Borrower. Effective as of the date hereof, all references in the Loan Agreement to Exhibit J, which is entitled "Property Owned or Leased by Borrower", shall be deemed references to the Exhibit J which is attached hereto as Annex J.

      2.24 Exhibit L - Taxing Authorities. Effective as of the date hereof, all references in the Loan Agreement to Exhibit L, which is entitled "Taxing Authorities", shall be deemed references to the Exhibit L which is attached hereto as Annex K

      2.25 Exhibit O - Capitalized Leases. Effective as of the date hereof, all references in the Loan Agreement to Exhibit O, which is entitled "Capitalized Leases", shall be deemed references to the Exhibit O which is attached hereto as Annex L.

      2.26 Exhibit P - Operating Leases. Effective as of the date hereof, all references in the Loan Agreement to Exhibit P, which is entitled "Operating Leases", shall be deemed references to the Exhibit P which is attached hereto as Annex M.

      2.27 Exhibit S - Permitted Liens. Effective as of the date hereof, all references in the Loan Agreement to Exhibit S, which is entitled "Permitted Liens", shall be deemed references to the Exhibit S which is attached hereto as Annex N.

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                                   ARTICLE III
                              Conditions Precedent

      3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

            (a) Lender shall have received (i) this Amendment, duly executed by Borrower, (ii) the Term Note, in the form of Annex A attached hereto, duly executed by Borrower, (iii) two (2) Revolving Credit Notes, in the form of Annex B attached hereto, duly executed by Borrower, (iv) a good standing certificate - for each Borrower, issued within 15 days of the date of this Amendment by the Secretary of State or appropriate official of the jurisdiction of its incorporation, (v) a closing certificate signed by the Chief Executive Officer and Chief Financial Officer of Borrower, dated as of the date of this Amendment, stating that (A) the representations and warranties set forth in Section 8 of the Loan Agreement are true and correct as of such date, (B) Borrower is on such date in compliance with all the terms and provisions set forth in the Loan Agreement, as amended by this Amendment, and (C) on such date no Default or Event of Default has occurred or is continuing, except for such Defaults or Events of Default as have been specifically disclosed in writing by Borrower to Lender, (vi) written instructions from Borrower directing the application of proceeds of the Loans to be funded by Lender on the date of this Amendment,
(vii) a company general certificate in the form of Annex O attached hereto (hereinafter referred to as the "Company General Certificate") certified by the Secretary or Assistant Secretary of each Borrower acknowledging (A) that such Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower of this Amendment and all other Loan Documents to which such Borrower is or is to be a party, and (B) the names of the officers of such Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party hereunder including the certificates contemplated herein) together with specimen signatures of such officers, (viii) the Guaranty in the form of Annex P, attached hereto, duly executed by Sea Electronics, (ix) the Stock Pledge Agreement in the form of Annex Q attached hereto, duly executed by Sea Electronics, along with the original stock certificates related to such pledge and all applicable stock powers related thereto, and (x) such additional documents, instruments and information as Lender or its legal counsel may request;

            (b) The representations and warranties contained herein, in the Loan Agreement and in the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

            (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically disclosed in writing by Borrower to Lender; and

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            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE IV
                                    No Waiver

      Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

      5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate/Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby.

                                   ARTICLE VI
                            Miscellaneous Provisions

      6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      6.02 Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

      6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

      6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                        "LENDER"

                                        SHAWMUT CAPITAL CORPORATION

                                        By: /s/ Hance VanBeber
                                            -----------------------------------
                                            Hance VanBeber, Vice President

                                        "BORROWER"

                                        LOWRANCE ELECTRONICS, INC.

                                        By: /s/ Darrell J. Lowrance
                                            -----------------------------------
                                            Darrell J. Lowrance, President

                                        LEI EXTRAS, INC.

                                        By: /s/ Steven L. Schneider
                                            -----------------------------------
                                            Steven L. Schneider, President

                                        The Common Seal of
                                        LOWRANCE AUSTRALIA PTY LIMITED
                                        was affixed in accordance with its
                                        Articles of Association in the
                                        presence of:

                                        By: /s/ Darrell J. Lowrance
                                            -----------------------------------
                                            Darrell J. Lowrance, Director

      [SEAL]

                                        By: /s/ Steven L. Schneider
                                            ------------------------------------
                                            Steven L. Schneider, Director

                                        LOWRANCE CONTRACTS, INC.

                                        By: /s/ Terry R. Nimmo
                                            ------------------------------------
                                            Terry R. Nimmo, Vice President

                                        SEA ELECTRONICS, INC.

                                        By: /s/ Steven L. Schneider
                                            ------------------------------------
                                             Steven L. Schneider, President